UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Item 1. Report to Stockholders.

Tortoise North American Energy Corp.

TYN
LISTED
NYSE

Yield

Growth

Quality

2012 Annual Report

November 30, 2012

...Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. (NYSE: TYN) is a non-diversified closed-end investment company focused primarily on investing in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. Our investments are primarily in Master Limited Partnerships (MLPs) and their affiliates, but may also include Canadian royalty and income trusts, common stock, debt and other securities issued by energy companies that are not MLPs.

Investment Goals: Yield, Growth and Quality

TYN seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in companies in the energy sector with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

TYN seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in TYN, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 80 MLPs in the market, mostly in industries related to energy and natural resources. We invest primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

TYN Investment Features

We provide stockholders an alternative to investing directly in MLPs and their affiliates. We offer investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features include:

  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience;
  The ability to access investment grade credit markets to enhance stockholder return; and
  Access to direct placements and other investments not available through the public market.

December 31, 2012

Dear Fellow Stockholders,

Our fiscal year ended Nov. 30, 2012 was a positive one for midstream MLPs, which continued to demonstrate solid growth and produced healthy cash flows. In fact, more than 80 percent of midstream MLPs grew their distributions in 2012, supported by stable fundamentals and visible growth profiles. The recent performance of these assets in periods of volatility and uncertainty once again demonstrates how their desirable operating characteristics can translate into an attractive, diversifying, long-term investment.

Although the market struggled with significant challenges during 2012, including sluggish global economic growth, escalating geopolitical concerns, a contentious U.S. presidential election, and commodity price volatility, excitement continues to grow about the transformation underway in U.S. energy. These fundamental strengths, technological advances and optimism about the future of energy in America have not been overlooked by investors who have continued to recognize quality over longer periods, an approach that ultimately drove positive performance of MLPs during the year.

Master Limited Partnership sector review and outlook

The Tortoise MLP Index® posted a solid 14.6 percent total return for our fiscal year ending Nov. 30, 2012. After a relatively flat first half of the year, MLPs rebounded for much of the second half, until general uncertainty clouded the market following the election in November. During the same period, the broad equity market, as represented by the S&P 500 Index®, returned 16.1 percent, following a lethargic 2011.

Despite macro uncertainties, increased energy production in the U.S. is an exciting and promising event, providing a potential boost for the economy along with other benefits for Americans, such as creating jobs, generating federal, state and local tax revenues and improving national security. Today, North American crude oil production stands at approximately 6.5 million barrels per day, up from 4.95 million barrels per day in 2008 and is a figure that is expected to grow significantly in the next two decades. The positive implications of this dramatic growth in U.S. crude oil production for the midstream portion of the energy value chain — and for pipeline MLPs — are significant. The pace of projects continues to be strong as pipeline infrastructure build out is critical to support expanding production. Evidence of this exists in the disparate prices of crude oil by location across the country. We continue to see a clear need for increased pipeline takeaway capacity from this growing production. In just the next three years, we estimate more than $40 billion in midstream MLP capital investment.

Merger and acquisition (M&A) activity also remains elevated compared to the long-term historical average. MLP acquisitions in fiscal 2012 totaled $40.9 billion, a figure that excludes several deals announced in December.

Fund performance review and outlook

Our total assets increased from $208 million on Nov. 30, 2011 to $226 million on Nov. 30, 2012. This increase resulted primarily from net realized and unrealized gains on investments as well as approximately $3.5 million in new leverage proceeds. For fiscal year 2012, our market-based total return was 10.9 percent and our NAV-based total return was 9.6 percent (both including the reinvestment of distributions). The difference between the market value total return as compared to the NAV total return reflects the change in the market’s premium or discount over the period.

The growing volumes of U.S. and Canadian-produced oil, natural gas and natural gas liquids fueled increased demand for pipeline

(Unaudited)

2012 Annual Report       1

infrastructure build-out. During the year, our asset performance was boosted by exposure to refined products and crude pipeline MLPs. Additionally, natural gas pipeline MLPs contributed positively, although faced some headwinds due to a more modest near-term growth outlook. Although natural gas MLPs underperformed liquids pipeline MLPs this year, we continue to believe in their longer-term opportunity. Additionally, oil and gas production MLPs underperformed as upstream energy companies were impacted later in the year given domestic fiscal concerns and signs of slowing economic growth. We were positively impacted with no holdings in coal MLPs.

We paid a distribution of $0.3925 per common share ($1.57 annualized) to our stockholders on Nov. 30, 2012 an increase of 0.6 percent quarter-over-quarter and an increase of 2.6 percent year-over-year. This represented an annualized yield of 6.3 percent based on our fiscal year closing price of $25.06. Our distribution coverage (distributable cash flow divided by distributions) for the fourth fiscal quarter was 109.9 percent, reflective of our emphasis on sustainability. For tax purposes, distributions to stockholders for 2012 were 100 percent qualified dividend income.

We ended our fiscal year with leverage (including bank debt, senior notes and preferred stock), at 15.4 percent of total assets, below our long-term target of 20 percent. This provides us flexibility in managing the portfolio during market cycles and allows us to add leverage when compelling opportunities arise. As of Nov. 30, 2012, our leverage, which included the impact of interest rate swaps, had a weighted average maturity of 4.3 years and a weighted average cost of leverage of 2.2 percent, with 71.8 percent at fixed rates.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Conclusion

We believe we are in the early stages of a decades-long opportunity and that we are in the midst of a significant transformation of North American energy. As this exciting scenario continues to unfold, we look forward to serving you as your professional investment adviser in navigating the course ahead, with a strategy anchored in quality midstream and upstream MLPs.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

         (Unaudited)

2       Tortoise North American Energy Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year Ended November 30,		2011	2012
	2011	2012	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions received from master limited partnerships	$11,224	$12,633	$2,946	$3,069	$3,086	$3,221	$3,257
Dividends paid in stock	1,379	871	272	201	211	218	241
Dividends from common stock	740	467	137	150	151	87	79
Interest and dividend income	94	1	—	—	—	—	1
Other income	368	—	286	—	—	—	—
Total from investments	13,805	13,972	3,641	3,420	3,448	3,526	3,578
Operating Expenses Before Leverage Costs
and Current Taxes
Advisory fees, net of fees waived	1,912	2,178	472	535	549	535	559
Other operating expenses	497	493	114	134	129	119	111
	2,409	2,671	586	669	678	654	670
Distributable cash flow before leverage costs and current taxes	11,396	11,301	3,055	2,751	2,770	2,872	2,908
Leverage costs(2)	814	753	180	184	189	190	190
Current income tax expense(3)	30	—	9	—	—	—	—
Distributable Cash Flow(4)	$10,552	$10,548	$2,866	$2,567	$2,581	$2,682	$2,718

As a percent of average total assets(5)
Total from investments	6.72%	6.32%	7.19%	6.26%	6.22%	6.51%	6.33%
Operating expenses before leverage costs and current taxes	1.17%	1.21%	1.16%	1.22%	1.22%	1.21%	1.19%
Distributable cash flow before leverage costs and current taxes	5.55%	5.11%	6.03%	5.04%	5.00%	5.30%	5.14%

As a percent of average net assets(5)
Total from investments	8.77%	8.69%	9.55%	8.41%	8.52%	8.97%	8.86%
Operating expenses before leverage costs and current taxes	1.53%	1.66%	1.54%	1.65%	1.68%	1.66%	1.66%
Leverage costs and current taxes	0.54%	0.47%	0.50%	0.45%	0.47%	0.48%	0.47%
Distributable cash flow	6.70%	6.56%	7.51%	6.31%	6.37%	6.83%	6.73%

Selected Financial Information
Distributions paid on common stock	$9,506	$9,792	$2,408	$2,424	$2,440	$2,455	$2,473
Distributions paid on common stock per share	1.5100	1.5550	0.3825	0.3850	0.3875	0.3900	0.3925
Distribution coverage percentage for period(6)	111.0%	107.7%	119.0%	105.9%	105.8%	109.2%	109.9%
Net realized gain, net of income taxes, for the period	13,689	12,025	5,162	1,500	495	2,791	7,239
Total assets, end of period	208,041	225,988	208,041	229,941	202,720	224,011	225,988
Average total assets during period(7)	205,491	221,188	203,054	219,892	220,486	215,393	227,259
Leverage(8)	31,300	34,800	31,300	30,300	30,000	31,000	34,800
Leverage as a percent of total assets	15.0%	15.4%	15.0%	13.2%	14.8%	13.8%	15.4%
Net unrealized appreciation, end of period	54,362	58,204	54,362	67,223	51,876	62,950	58,204
Net assets, end of period	155,942	160,717	155,942	167,697	149,643	160,792	160,717
Average net assets during period(9)	157,410	160,825	152,909	163,463	160,994	156,379	162,512
Net asset value per common share	24.77	25.51	24.77	26.64	23.77	25.54	25.51
Market value per common share	24.05	25.06	24.05	25.94	24.09	25.69	25.06
Shares outstanding	6,295,750	6,301,191	6,295,750	6,295,750	6,295,750	6,295,750	6,301,191

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts, and amortization of debt issuance costs; and decreased by current taxes paid on net investment income and realized and unrealized gains (losses) on interest rate swap settlements.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of short-term borrowings.
(9)	Computed by averaging daily net assets within each period.

2012 Annual Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp.’s (“TYN” or the “Company”) investment objective is to seek a high level of total return for our stockholders, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector with their primary operations in North America, including energy infrastructure, oil and gas exploitation and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $2.0 million during the 4th quarter primarily as a result of increased market values of our MLP investments. Average total assets for the quarter increased 5.5 percent as compared to 3rd quarter 2012, resulting in increased asset-based expenses. Distribution increases from our MLP investments were in-line with our expectations. Total leverage as a percent of total assets increased during the quarter and we increased our quarterly distribution to $0.3925 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income of the Company, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, other leverage expenses, and taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

4       Tortoise North American Energy Corp.

Management’s Discussion (Unaudited) (Continued)

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments for the 4th quarter 2012 was approximately $3.6 million. This represents a 1.5 percent increase as compared to 3rd quarter 2012 and a decrease of approximately 1.7 percent as compared to 4th quarter 2011. These changes reflect increases in per share distribution rates on our MLP investments and the distributions received from additional investments funded from leverage proceeds. The decrease from 4th quarter 2011 is due to approximately $286,000 of non-recurring other income that was collected during that quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.19 percent of average total assets for the 4th quarter 2012 as compared to 1.16 percent for the 4th quarter 2011 and 1.21 percent for the 3rd quarter 2012. The change from 4th quarter 2011 is primarily the result of a reduction in the fee waiver of 0.05 percent that occurred during 1st quarter 2012.

Advisory fees for the 4th quarter 2012 increased 4.5 percent from 3rd quarter 2012 as a result of increased average managed assets for the quarter as discussed above. Other operating expenses decreased approximately $8,000 as compared to 3rd quarter 2012, primarily due to reduced professional fees.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below.

Total leverage costs for DCF purposes were approximately $190,000 for the 4th quarter 2012, unchanged as compared to the 3rd quarter 2012. Our average annualized total cost of leverage, including interest rate swaps, was 2.17 percent as of November 30, 2012.

As indicated in Note 9 of our Notes to Financial Statements, we have entered into $25 million notional amount of interest rate swap contracts with The Bank of Nova Scotia in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TYN has agreed to pay The Bank of Nova Scotia a fixed rate while receiving a floating rate based upon the 1-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (The Bank of Nova Scotia pays TYN the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TYN pays The Bank of Nova Scotia the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.70 percent and weighted average remaining maturity of approximately 5.8 years at November 30, 2012. This swap arrangement effectively fixes the cost of approximately 72 percent of our outstanding leverage as of November 30, 2012 over the remaining swap period.

Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the utilization of our margin facility, and maturity of our interest rate swap contracts. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 4th quarter 2012, our DCF was approximately $2.7 million, an increase of 5.3 percent as compared to 4th quarter 2011 (excluding the impact of non-recurring income received during that quarter) and an increase of 1.3 percent as compared to 3rd quarter 2012. The change is the net result of changes to distributions and expenses as outlined above. We declared a distribution of $2.5 million, or $0.3925 per share, during the quarter. This represents an increase of $0.01 per share as compared to 4th quarter 2011 and an increase of $0.0025 per share as compared to 3rd quarter 2012.

Our distribution coverage ratio was 109.9 percent for 4th quarter 2012. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. In 2013, we expect to allocate a portion of the projected growth in DCF to increase distributions to stockholders while also continuing to build critical distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2012 YTD and 4th quarter 2012 (in thousands):

	2012 YTD	4th Qtr 2012
Net Investment Loss, before Income Taxes	$(2,292)	$(375)
Adjustments to reconcile to DCF:
Dividends paid in stock	871	241
Distributions characterized as return of capital	12,337	2,944
Interest rate swap expenses	(368)	(92)
DCF	$10,548	$2,718

2012 Annual Report       5

Management’s Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $226 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 4th quarter 2012, total assets increased by approximately $2.0 million. This change was primarily the result of a $1.1 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions), net purchases of $1.3 million and a net decrease in receivables of approximately $0.5 million.

Total leverage outstanding at November 30, 2012 was $34.8 million, an increase of $3.8 million as compared to August 31, 2012. On an adjusted basis to reflect the payment of the 3rd quarter 2012 distribution at the beginning of the 4th quarter 2012, total leverage increased by approximately $1.5 million. Total leverage represented 15.4 percent of total assets at November 30, 2012, an increase from 13.8 percent of total assets at August 31, 2012 and an increase from 15.0 percent of total assets at November 30, 2011. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 8 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to preferred shares (if any) and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will currently be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. As a result of legislative changes, starting in 2013, the QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2012 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2012 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2012 was 100 percent return of capital.

As of November 30, 2012, we had approximately $6 million in capital loss carryforwards and $13 million in net operating losses. To the extent we have taxable income in the future that is not offset by either capital loss carryforwards or net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2012, our investments are valued at $225.9 million, with an adjusted cost of $151.3 million. The $74.6 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At November 30, 2012, the balance sheet reflects a net deferred tax liability of approximately $28.4 million or $4.51 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

6       Tortoise North American Energy Corp.

Schedule of Investments November 30, 2012

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 138.2%(1)

Crude/Refined Products Pipelines — 47.3%(1)
United States — 47.3%(1)
Buckeye Partners, L.P.(2)	161,500	$8,116,990
Enbridge Energy Partners, L.P.(2)	282,519	8,198,701
Holly Energy Partners, L.P.(2)	65,100	4,371,465
Kinder Morgan Management, L.L.C.(2)(3)	157,084	11,922,650
Magellan Midstream Partners, L.P.(2)	301,400	13,406,272
MPLX LP	69,272	1,999,190
NuStar Energy L.P.(2)	125,400	5,748,336
Oiltanking Partners, L.P.	24,900	922,794
Plains All American Pipeline, L.P.(2)	273,400	12,734,972
Sunoco Logistics Partners L.P.(2)	141,600	7,196,112
Tesoro Logistics L.P.(2)	30,700	1,415,270
		76,032,752

Natural Gas/Natural Gas Liquids Pipelines — 53.4%(1)
United States — 53.4%(1)
Boardwalk Pipeline Partners, L.P.(2)	151,612	3,910,074
El Paso Pipeline Partners, L.P.(2)	386,510	14,428,418
Energy Transfer Equity, L.P.(2)	131,959	6,000,176
Energy Transfer Partners, L.P.(2)	177,840	7,805,398
Enterprise Products Partners L.P.(2)(4)	300,100	15,554,183
EQT Midstream Partners, L.P.	44,263	1,359,759
Inergy Midstream, L.P.	125,900	2,961,168
ONEOK Partners, L.P.(2)	152,400	8,877,300
Regency Energy Partners L.P.(2)	392,400	8,777,988
Spectra Energy Partners, L.P.(2)	102,300	3,047,517
TC PipeLines, L.P.(2)	49,600	2,067,824
Williams Partners L.P.(2)	216,700	11,032,197
		85,822,002

Natural Gas Gathering/Processing — 18.5%(1)
United States — 18.5%(1)
Access Midstream Partners, L.P.(2)	96,800	3,387,032
Copano Energy, L.L.C.(2)	152,916	4,821,442
Crestwood Midstream Partners, L.P.(3)	92,286	2,153,955
DCP Midstream Partners, L.P.(2)	107,759	4,512,947
MarkWest Energy Partners, L.P.(2)	82,600	4,268,768
Southcross Energy Partners, L.P.	26,141	613,791
Summit Midstream Partners, LP	45,300	895,128
Targa Resources Partners L.P.(2)	120,800	4,550,536
Western Gas Partners L.P.(2)	90,700	4,440,672
		29,644,271

Oil and Gas Production — 17.7%(1)
United States — 17.7%(1)
BreitBurn Energy Partners L.P.(2)	181,288	3,350,202
EV Energy Partners, L.P.(2)	103,900	6,306,730
Legacy Reserves, L.P.(2)	126,600	3,114,360
Linn Energy, L.L.C.(2)	256,200	10,153,206
Pioneer Southwest Energy Partners L.P.(2)	150,900	3,428,448
Vanguard Natural Resources, LLC(2)	78,000	2,162,160
		28,515,106

Marine Transportation — 1.3%(1)
Republic of the Marshall Islands — 1.3%(1)
Teekay LNG Partners L.P.(2)	53,500	2,024,440
Total Master Limited Partnerships and
Related Companies (Cost $148,029,224)		222,038,571

Common Stock — 2.3%(1)

Marine Transportation — 0.9%(1)
Republic of the Marshall Islands — 0.9%(1)
Teekay Offshore Partners L.P.(2)	52,700	1,403,401

Other — 1.4%(1)
Republic of the Marshall Islands — 1.4%(2)
Seadrill Partners LLC	90,000	2,364,300
Total Common Stock (Cost $3,239,530)		3,767,701
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.14%(5) (Cost $71,605)	71,605	71,605
Total Investments — 140.5%(1)
(Cost $151,340,359)		225,877,877
Interest Rate Swap Contracts — (0.8%)(1)
$25,000,000 notional — Unrealized Depreciation(6)		(1,362,313)
Other Assets and Liabilities — (39.7%)(1)		(63,799,025)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$160,716,539

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 8 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $1,362,313.
(5)	Rate reported is the current yield as of November 30, 2012.
(6)	See Note 9 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2012 Annual Report       7

Statement of Assets & Liabilities November 30, 2012

Assets
Investments at fair value (cost $151,340,359)	$225,877,877
Distributions receivable from master limited partnerships	15,795
Prepaid expenses and other assets	94,247
Total assets	225,987,919

Liabilities
Payable to Adviser	376,288
Distributions payable to common stockholders	138,743
Accrued expenses and other liabilities	154,125
Unrealized depreciation of interest rate swap contracts	1,362,313
Deferred tax liability	28,439,911
Short-term borrowings	34,800,000
Total liabilities	65,271,380
Net assets applicable to common stockholders	$160,716,539
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,301,191 shares issued
and outstanding (100,000,000 shares authorized)	$6,301
Additional paid-in capital	97,108,865
Accumulated net investment loss, net of income taxes	(2,018,969)
Undistributed net realized gain, net of income taxes	7,416,349
Net unrealized appreciation of investments and
interest rate swap contracts, net of income taxes	58,203,993
Net assets applicable to common stockholders	$160,716,539

Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$25.51

Statement of Operations Year Ended November 30, 2012

Investment Income
Distributions from master limited partnerships	$12,633,261
Less return of capital on distributions	(12,337,421)
Net distributions from master limited partnerships	295,840
Dividend income	466,951
Dividends from money market mutual funds	308
Total Investment Income	763,099
Operating Expenses
Advisory fees	2,187,021
Professional fees	160,739
Administrator fees	87,481
Directors’ fees	64,612
Stockholder communication expenses	39,257
Fund accounting fees	37,862
Registration fees	24,696
Custodian fees and expenses	12,612
Stock transfer agent fees	11,845
Other operating expenses	54,211
Total Operating Expenses	2,680,336
Leverage Expenses
Interest expense	383,603
Total Expenses	3,063,939
Less fees waived by Adviser	(8,924)
Net Expenses	3,055,015
Net Investment Loss, before Income Taxes	(2,291,916)
Deferred tax benefit	852,380
Net Investment Loss	(1,439,536)
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments	19,514,504
Net realized loss on interest rate swap settlements	(368,512)
Net realized gain, before income taxes	19,145,992
Current tax expense	(13,102)
Deferred tax expense	(7,107,432)
Income tax expense	(7,120,534)
Net realized gain on investments
and interest rate swaps	12,025,458
Net unrealized appreciation of investments	7,078,743
Net unrealized depreciation of interest rate swap contracts	(961,747)
Net unrealized appreciation, before income taxes	6,116,996
Deferred tax expense	(2,274,955)
Net unrealized appreciation of investments
and interest rate swap contracts	3,842,041
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	15,867,499
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$14,427,963

See accompanying Notes to Financial Statements.

8       Tortoise North American Energy Corp.

Statement of Changes in Net Assets Year Ended November 30

	2012	2011
Operations
Net investment loss	$(1,439,536)	$(745,435)
Net realized gain on investments and interest rate swaps	12,025,458	13,688,777
Net unrealized appreciation (depreciation) of investments and interest rate swap contracts	3,842,041	(1,784,521)
Net increase in net assets applicable to common stockholders resulting from operations	14,427,963	11,158,821
Distributions to Common Stockholders
Return of capital	(9,792,027)	(9,506,583)
Total distributions to common stockholders	(9,792,027)	(9,506,583)
Capital Stock Transactions
Issuance of 5,441 common shares from reinvestment of distributions to stockholders	138,963	—
Net increase in net assets applicable to common stockholders from capital stock transactions	138,963	—
Total increase in net assets applicable to common stockholders	4,774,899	1,652,238
Net Assets
Beginning of year	155,941,640	154,289,402
End of year	$160,716,539	$155,941,640
Accumulated net investment loss, net of income taxes, end of year	$(2,018,969)	$(579,433)

See accompanying Notes to Financial Statements.

2012 Annual Report      9

Statement of Cash Flows Year Ended November 30, 2012

Cash Flows from Operating Activities
Distributions received from master limited partnerships	$12,617,466
Dividend income received	467,281
Purchases of long-term investments	(53,178,902)
Proceeds from sales of long-term investments	49,355,039
Proceeds from sales of short-term investments, net	104,714
Payments on interest rate swap contracts, net	(368,512)
Interest expense paid	(383,532)
Income taxes paid	(12,369)
Operating expenses paid	(2,616,236)
Net cash provided by operating activities	5,984,949
Cash Flows from Financing Activities
Advances from margin loan facility	29,000,000
Repayments on margin loan facility	(25,500,000)
Distributions paid to common stockholders	(9,514,321)
Net cash used in financing activities	(6,014,321)
Net change in cash	(29,372)
Cash — beginning of year	29,372
Cash — end of year	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$14,427,963
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(53,178,902)
Proceeds from sales of long-term investments	49,260,032
Proceeds from sales of short-term investments, net	104,714
Payments on interest rate swap contracts, net	(368,512)
Return of capital on distributions received	12,337,421
Deferred tax expense	8,530,007
Net unrealized appreciation of investments and
interest rate swap contracts	(6,116,996)
Net realized gain on investments and
interest rate swap contracts	(19,145,992)
Changes in operating assets and liabilities:
Increase in distributions receivable from
master limited partnerships	(15,795)
Decrease in receivable for investments sold	95,007
Increase in prepaid expenses and other assets	(1,931)
Increase in payable to Adviser, net of fee waiver	55,654
Increase in accrued expenses and other liabilities	2,279
Total adjustments	(8,443,014)
Net cash provided by operating activities	$5,984,949
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$138,963

See accompanying Notes to Financial Statements.

10       Tortoise North American Energy Corp.

Financial Highlights Year Ended November 30

	2012	2011	2010	2009	2008
Per Common Share Data(1)
Net Asset Value, beginning of year	$24.77	$24.51	$20.22	$10.78	$27.25
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.23)	(0.12)	(0.09)	0.25	0.43
Net realized and unrealized gain (loss) on investments and interest rate swaps
contracts(2)	2.53	1.89	5.86	10.67	(15.14)
Total income (loss) from investment operations	2.30	1.77	5.77	10.92	(14.71)
Distributions to Preferred Stockholders
Return of capital	—	—	—	—	(0.17)
Total distributions to preferred stockholders	—	—	—	—	(0.17)
Distributions to Common Stockholders
Net realized gain	—	—	—	—	(0.10)
Return of capital	(1.56)	(1.51)	(1.48)	(1.48)	(1.49)
Total distributions to common stockholders	(1.56)	(1.51)	(1.48)	(1.48)	(1.59)
Net Asset Value, end of year	$25.51	$24.77	$24.51	$20.22	$10.78
Per common share market value, end of year	$25.06	$24.05	$24.44	$19.49	$9.25
Total Investment Return Based on Market Value(3)	10.87%	4.77%	33.62%	131.66%	(55.98)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$160,717	$155,942	$154,289	$126,609	$49,716
Average net assets (000’s)	$160,825	$157,410	$141,986	$80,041	$113,045
Ratio of Expenses to Average Net Assets
Advisory fees	1.36%	1.28%	1.19%	1.13%	1.50%
Other expenses	0.31	0.32	0.38	1.01	0.48
Fee waiver	(0.01)	(0.07)	(0.12)	(0.12)	(0.23)
Subtotal	1.66	1.53	1.45	2.02	1.75
Leverage expenses(4)	0.24	0.47	0.75	1.17	3.71
Income tax expense (benefit)(5)	5.31	4.30	13.10	(4.70)	0.06
Total expenses	7.21%	6.30%	15.30%	(1.51)%	5.52%

See accompanying Notes to Financial Statements.

2012 Annual Report      11

Financial Highlights (Continued) Year Ended November 30

	2012	2011	2010	2009	2008
Ratio of net investment income (loss) to average
net assets before fee waiver(4)	(0.90)%	(0.54)%	(0.50)%	1.82%	1.51%
Ratio of net investment income (loss) to average
net assets after fee waiver(4)	(0.89)%	(0.47)%	(0.38)%	1.94%	1.74%
Portfolio turnover rate	22.37%	27.34%	27.89%	41.90%	36.69%
Short-term borrowings, end of year (000’s)	$34,800	$31,300	$10,400	$5,900	—
Long-term debt obligations, end of year (000’s)	—	—	$15,000	$15,000	$15,000
Preferred stock, end of year (000’s)	—	—	—	—	$10,000
Per common share amount of long-term debt
obligations outstanding, end of year	—	—	$2.38	$2.40	$3.25
Per common share amount of net assets,
excluding long-term debt obligations, end of year	$25.51	$24.77	$26.89	$22.61	$14.03
Asset coverage, per $1,000 of principal amount
of long-term debt obligations and short-term borrowings(6)	$5,618	$5,982	$7,074	$7,058	$4,981
Asset coverage ratio of long-term debt obligations and short-term borrowings(6)	562%	598%	707%	706%	498%
Asset coverage, per $25,000 liquidation value per share of preferred stock(7)	—	—	—	—	$74,716
Asset coverage ratio of preferred stock(7)	—	—	—	—	299%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2011, 2010, 2009, and 2008 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2E to the financial statements for further disclosure.
(3)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(5)	For the year ended November 30, 2012, the Company accrued $13,102 for current income tax expense and $8,530,007 for net deferred income tax expense. For the years ended November 30, 2011 and 2010, the Company accrued $6,732,194 and $18,559,864, respectively, for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $3,732,366 for net deferred income tax benefit, which included $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation. The Company accrued $44,786, $39,097, $(28,837) and $68,509 for the years ended November 30, 2011, 2010, 2009 and 2008, respectively, for current and foreign tax (benefit) expense.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations and short-term borrowings outstanding at the end of the year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

12      Tortoise North American Energy Corp.

Notes to Financial Statements November 30, 2012

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at November 30, 2012.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

E. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2012, the Company reallocated the amount of 2011 investment income and return of capital it recognized based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $920,000 or $0.146 per share ($577,000 or $0.092 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $806,000 or $0.128 per share ($505,000 or $0.080 per share, net of deferred tax expense), and an increase in realized gains of approximately $114,000 or $0.018 per share ($72,000 or $0.012 per share, net of deferred tax expense) for the year ended November 30, 2012.

2012 Annual Report       13

Notes to Financial Statements (Continued)

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2012 were 100 percent qualified dividend income. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2012 was 100 percent return of capital.

G. Federal Income Taxation

From the Company’s inception through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

H. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

I. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risks. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

J. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Company has adopted these amendments and they did not have a material impact on the financial statements.

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3. Concentration of Risk

Under normal conditions, the Company will have at least 80 percent of its total assets in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived fees in an amount equal to an annual rate of 0.05 percent of the Company’s average monthly Managed Assets from January 1, 2011 through December 31, 2011.

14       Tortoise North American Energy Corp.

Notes to Financial Statements (Continued)

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2012, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$4,848,829
Capital loss carryforwards	2,186,790
AMT credit	33,959
Organization costs	41,747
State of Kansas credit	4,055
7,115,380
Deferred tax liabilities:
Basis reduction of investment in MLPs	8,286,381
Net unrealized gains on investment securities	27,268,910
35,555,291
Total net deferred tax liability	$28,439,911

At November 30, 2012, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2012, the Company had no uncertain tax positions and no penalties and interest were accrued. The Company does not expect any changes to its unrecognized tax positions in the twelve months subsequent to November 30, 2012. Tax years subsequent to the year ending November 30, 2008 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and net realized and unrealized gains on investments for the year ended November 30, 2012, as follows:

Application of statutory income tax rate	$7,810,164
State income taxes, net of federal tax benefit	746,561
Change in deferred tax liability due to change in overall tax rate	28,379
Dividends received deduction	(41,995)
Total income tax expense	$8,543,109

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Company re-evaluated its blended state income tax rate, increasing the overall rate from 37.19 percent to 37.25 percent due to anticipated state apportionment of income and gains.

For the year ended November 30, 2012, the components of income tax expense include the following:

Current tax expense
State	$9,143
AMT	3,959
Total current tax expense	13,102
Deferred tax expense
Federal	7,785,778
State (net of federal tax benefit)	744,229
Total deferred tax expense	8,530,007
Total income tax expense	$8,543,109

The Company acquired all of the net assets of Tortoise Gas and Oil Corporation (“TGO”) on September 14, 2009 in a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. As of November 30, 2012, the Company had a net operating loss for federal income tax purposes of approximately $13,426,000. This includes a net operating loss of approximately $7,935,000 from TGO. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,677,000, $5,258,000, $463,000, $2,247,000, $5,000 and $2,776,000 in the years ending November 30, 2027, 2028, 2029, 2030, 2031 and 2032, respectively. Utilization of the net operating loss from TGO is further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes.

As of November 30, 2012, the Company had a capital loss carryforward of approximately $5,900,000, which may be carried forward for 5 years. This amount includes a capital loss of approximately $1,400,000 from TGO. If not utilized, the capital loss will expire as follows: $1,400,000 and $4,500,000 in the years ending November 30, 2013 and 2014, respectively. The capital gains for the year ended November 30, 2012 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2012 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2012, an AMT credit of $33,959 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of November 30, 2012, the aggregate cost of securities for federal income tax purposes was $129,095,042. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $96,800,494, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $17,659 and the net unrealized appreciation was $96,782,835.

2012 Annual Report       15

Notes to Financial Statements (Continued)

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2012. These assets are measured on a recurring basis.

	Fair Value at
Description	November 30, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$3,767,701	$3,767,701	$—	$—
Master Limited Partnerships
and Related Companies(a)	222,038,571	222,038,571	—	—
Total Equity Securities	225,806,272	225,806,272	—	—
Other:
Short-Term Investment(b)	71,605	71,605	—	—
Total Assets	$225,877,877	$225,877,877	$—	$—

Liabilities
Interest Rate Swap Contracts	$1,362,313	$—	$1,362,313	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2012.

The Company did not hold any Level 3 securities during the year ended November 30, 2012.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. For the year ended November 30, 2012, Teekay Offshore Partners, L.P. common units in the amount of $1,371,505 were transferred from Level 2 to Level 1 when they converted into registered units and quoted prices in active markets were available. There were no other transfers between levels.

7. Investment Transactions

For the year ended November 30, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $53,178,902 and $49,260,032 (excluding short-term debt securities), respectively.

8. Credit Facility

On June 15, 2011, the Company entered into a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $40,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the year ended November 30, 2012, was approximately $32,900,000 and 1.09 percent, respectively. At November 30, 2012, the principal balance outstanding was $34,800,000 at an interest rate of 1.06 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2012, the Company was in compliance with the terms of the margin loan facility.

16       Tortoise North American Energy Corp.

Notes to Financial Statements (Continued)

9. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $48,000,000 or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment to the extent of the Company’s net liability position, in addition to redeeming all or some of the debt. The Company has segregated a portion of its assets as collateral for the amount of the net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of November 30, 2012, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by the	Received by	Unrealized
Counterparty	Date	Amount	Company	the Company	Depreciation
The Bank of Nova Scotia	09/02/2014	$5,000,000	0.654%	1-month U.S. Dollar LIBOR	$(36,519)
The Bank of Nova Scotia	09/02/2016	5,000,000	1.258%	1-month U.S. Dollar LIBOR	(158,305)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(293,791)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(873,698)
		$25,000,000			$(1,362,313)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized depreciation of interest rate swap contracts in the amount of $961,747 for the year ended November 30, 2012 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $368,512 are recorded as realized losses for the year ended November 30, 2012. The total notional amount of all open swap agreements at November 30, 2012 is indicative of the volume of this derivative type for the year ended November 30, 2012.

10. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,301,191 shares outstanding at November 30, 2012. Transactions in common stock for the year ended November 30, 2012, were as follows:

Shares at November 30, 2011	6,295,750
Shares issued through reinvestment of distributions	5,441
Shares at November 30, 2012	6,301,191

11. Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

2012 Annual Report       17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise North American Energy Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise North American Energy Corporation (the Company), including the schedule of investments, as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Energy Corporation at November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 22, 2013

18       Tortoise North American Energy Corp.

Company Officers and Directors (Unaudited) November 30, 2012

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2005	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

John R. Graham (Born 1945)	Director since 2005	Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

Charles E. Heath (Born 1942)	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TPZ, NTG, TTP and NDP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2012 Annual Report       19

Company Officers and Directors (Unaudited) (Continued) November 30, 2012

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”) (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TPZ, NTG, TTP and NDP since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.	7	None

Terry Matlack (Born 1956)	Chief Executive Officer since May 2011; Director since November 12, 2012	Managing Director of our Adviser since 2002; Director of each of the Company, TYY, TYG, TPZ, and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TPZ, NTG, TTP and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, and TPZ since May 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of TYY, TYG, TPZ, and the Company from its inception to May 2011 and of TTO from its inception to June 2012. CFA designation since 1985.	7	None

P. Bradley Adams (Born 1960)	Chief Financial Officer since May 2011	Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of each of TTP and NDP since its inception; Assistant Treasurer of each of the Company, TYG and TYY from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.	N/A	None

Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007	Managing Director of our Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012; President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of each of TTP and NDP since its inception; Senior Vice President of each of TYY and TPZ from its inception to May 2011, of TYG from 2007 to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.	N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005	Managing Director of our Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG and TYY since 2005, of each of TPZ, NTG, TTP and NDP since its inception and of TTO from 2005 through November 2011; Senior Vice President of each of TYY, TPZ, NTG, TTP and NDP since its inception, of TYG since 2007, and of TTO from inception through November 2011. CFA designation since 1996.	N/A	None

Robert Thummel (Born 1972)	President since September 2008	Senior Investment Analyst and Director of the Adviser; Joined the Adviser in 2004 as an Investment Analyst; Previously, Director of Finance at KLT Inc., a subsidiary of Great Plains Energy (1998-2004); Senior Auditor at Ernst & Young LLP (1995-1998).	N/A	None

David J. Schulte (Born 1961)	Senior Vice President since May 2011	Managing Director of our Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of the Company from 2005 to May 2011; President of the Company from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of each of TTP and NDP since its inception. CFA designation since 1992.	N/A	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes TYG, TYY, TPZ, NTG, TTP, NDP and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TPZ, NTG, TTP and NDP.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

20       Tortoise North American Energy Corp.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2012, the aggregate compensation paid by the Company to the independent directors was $63,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

2012 Annual Report       21

Additional Information (Unaudited) (Continued)

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2012, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Independent Directors concluded that the fees and expenses that the Company is paying under the Investment Advisory Agreement are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

22       Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,686	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$336
Tortoise Energy Capital Corp.		Midstream Equity	$868	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$382
Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,590	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$221
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$219

(1)	As of 12/31/12

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$107,000	$105,000
Audit-Related Fees	—	—
Tax Fees	$36,000	$37,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$36,000	$37,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2012 and 2011, the Adviser paid approximately $15,000 and $0 in fees, respectively, for tax services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2012.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005
Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since May 2011; Director since November 12, 2012
Managing Director of our Adviser since 2002; Director of each of the Company, TYY, TYG, TPZ, and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TPZ, NTG, TTP and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, and TPZ since May 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of TYY, TYG, TPZ, and the Company from its inception to May 2011 and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007
Managing Director of our Adviser since 2002; Joined Fountain Capital in 1997and was a Partner there from 2001 through September 2012; President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of each of TTP and NDP since its inception; Senior Vice President of each of TYY and TPZ from its inception to May 2011, of TYG from 2007 to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005
Managing Director of our Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG and TYY since 2005, of each of TPZ, NTG, TTP and NDP since its inception and of TTO from 2005 through November 2011; Senior Vice President of each of TYY, TPZ, NTG, TTP and NDP since its inception, of TYG since 2007, and of TTO from inception through November 2011. CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since May 2011	Managing Director of our Adviser since 2002; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of the Company from 2005 to May 2011; President of the Company from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of each of TTP and NDP since its inception. CFA designation since 1992.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYY, TPZ, NTG, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2012:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	9	$6,073,869,911	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Zachary A. Hamel
Registered investment companies	9	$6,073,869,911	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Kenneth P. Malvey
Registered investment companies	9	$6,073,869,911	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
Terry Matlack
Registered investment companies	9	$6,073,869,911	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—
David J. Schulte
Registered investment companies	9	$6,073,869,911	0	—
Other pooled investment vehicles	9	$79,897,435	1	$19,046,678
Other accounts	642	$3,007,398,950	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for six other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2012:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$50,001-$100,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$1-$10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/12-6/30/12
Month #2	0	0	0	0
7/1/12-7/31/12
Month #3	0	0	0	0
8/1/12-8/31/12
Month #4	0	0	0	0
9/1/12-9/30/12
Month #5	0	0	0	0
10/1/12-10/31/12
Month #6	0	0	0	0
11/1/12-11/30/12
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise North American Energy Corporation

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 22, 2013

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     January 22, 2013